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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): February 27, 2003

                              THOR INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   1-9235                93-0768752
(State or Other Jurisdiction     (Commission File         (IRS Employer
     of Incorporation)               Number)            Identification No.)


419 West Pike Street
Jackson Center, Ohio                                                  45334-0629
(Address of Principal                                                 (Zip Code)
Executive Offices)


Registrant's telephone number, including area code:               (937) 596-6849


                                      N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events

     On February 27, 2003, Thor Industries, Inc. (the "Company") announced its financial results for the second quarter and six months ended January 31, 2003. A copy of the Company's press release appears as Exhibit 99.1 to this Current report and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

Not Applicable.

(b)  Pro Forma Financial Information.

Not Applicable.

(c)  Exhibits.

99.1      Copy of press release, dated February 27, 2003, issued by the Company.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THOR INDUSTRIES, INC.
                                                 (Registrant)


Date:  March 3, 2003                            By: /s/ Walter Bennett
                                                    ----------------------------
                                                    Name:  Walter Bennett
                                                    Title: Senior Vice President




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER               DESCRIPTION
--------             -----------------------------------------------------------

99.1 Copy of press release, dated February 27, 2003, issued by Thor Industries, Inc.